VANGUARD
NEW JERSEY
TAX-EXEMPT FUNDS

VANGUARD NEW JERSEY TAX-EXEMPT
 MONEY MARKET FUND

VANGUARD NEW JERSEY INSURED LONG-TERM
 TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL
REPORT
MAY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  REPORT FROM
                                  THE ADVISER
                                       6

                                 FUND PROFILES
                                       8

                             PERFORMANCE SUMMARIES
                                       11

                              FINANCIAL STATEMENTS
                                       12


                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 27.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,


[PHOTO]                 [PHOTO]
John J. Brennan         John C. Bogle
Chairman & CEO          Senior Chairman

During the first half of the Vanguard New Jersey Tax- Exempt Funds' 1999 fiscal year, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the six months ended May 31, 1999, and resulted in relatively modest total returns on municipal bonds for the period.

      In this environment, our Insured Long-Term Tax-Exempt Fund earned a six-month total return (capital change plus reinvested dividends) of +1.1%, and our Tax-Exempt Money Market Fund earned +1.4%. The adjacent table presents the half-year returns for both funds, along with those of their average peers. As you can see, the returns of our funds outpaced those of similar mutual funds.

----------------------------------------------------------------
                                                 TOTAL RETURNS
                                               SIX MONTHS ENDED
                                                 MAY 31, 1999
----------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                                  +1.4%
  (SEC 7-Day Annualized Yield: 2.90%)

Average New Jersey Tax-Exempt
  Money Market Fund                                  +1.2
----------------------------------------------------------------
VANGUARD NEW JERSEY INSURED LONG-TERM
  TAX-EXEMPT FUND                                    +1.1%

Average New Jersey Tax-Exempt
  Bond Fund                                          +0.2
----------------------------------------------------------------

      The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.98 per share on November 30, 1998, to $11.76 per share on May 31, 1999, and is adjusted for dividends totaling $0.294 per share paid from net investment income and a distribution of $0.052 per share paid from net realized capital gains. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Fund's yield stood at 4.46%, and the Money Market Fund's yield was at 2.90%.

      For New Jersey residents, income earned by our funds is exempt from federal and New Jersey State income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW

The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.

      While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.

      Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.

      Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW

Our Tax-Exempt Money Market Fund's six-month return of +1.4% topped the +1.2% return of the average New Jersey tax-exempt money market fund. Our margin over our average peer can be explained by our much lower expenses.

      The +1.1% total return achieved by the Insured Long-Term Tax-Exempt Fund consisted of a +2.5% income return and a price decline of -1.4%, which reflected the rise in interest rates. The fund's performance was better than the +0.2% return of the average New Jersey municipal bond fund and even topped the +0.8% return of the Lehman Brothers Municipal Bond Index. Our outperformance of the Lehman index is notable because the index exists outside the "real world" of operating expenses and transaction costs and therefore is a tough standard for all state tax-exempt funds.

      Of course, interest rate fluctuations--up and down--are to be expected. In our letter to you six months ago, we explained that declining interest rates gave a boost to bond prices, resulting in an excellent fiscal 1998 total return of +7.6% for the Insured Long-Term Fund. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.

      A six-month period is too short to provide a complete picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected. Consequently, investors should consider a full year's interest income as part of a semiannual review. During the twelve months ended May 31, 1999, our Insured Long-Term Fund earned a total return of +4.7%, consisting of an income return of +5.0% and a negative capital return of -0.3%.

      Our low costs play a critical role in our success. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.01% charged by the average long-term New Jersey tax-exempt bond fund and 0.65% for the average New Jersey tax-exempt money market fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.

    Also instrumental in our long-term success is the skillful management of Vanguard Fixed Income Group, which selects the securities for our funds. Our Insured Long-Term Fund invests predominantly in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have made up the difference--and then some. This cost advantage has allowed our fund to provide net returns that are fully competitive with those of uninsured--and thus, lower-quality--municipal bond portfolios.

IN SUMMARY

The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.

      We look forward to reporting to you on the full 1999 fiscal year six months hence.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN


John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

[PHOTO]

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.

      However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS

Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.


---------------------------------------------------------------------------------------------------
                                                                             TOTAL RETURNS
                                                                       PERIODS ENDED MAY 31, 1999
                                                                     ------------------------------
                                                                     6 MONTHS    1 YEAR    5 YEARS*
---------------------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                                         12.6%     21.0%     25.9%
  Russell 2000 Index                                                    11.0      -2.7      13.6
  Wilshire 5000 Index                                                   13.2      17.7      23.8
  MSCI EAFE Index                                                        4.2       4.7       8.0
---------------------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                                           -0.8%      4.4%      7.8%
  Lehman 10 Year Municipal Bond Index                                    0.4       4.6       7.2
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                                            2.2       4.8       5.2
---------------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                                   1.3%      2.1%      2.4%
---------------------------------------------------------------------------------------------------

*Annualized.

      During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

      Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.

      Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.

      Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.

      Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS

Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.

      Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.

      On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.

      Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period. The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries last fiscal year. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.

THE INSURED LONG-TERM TAX-EXEMPT FUND

The supply of newly issued municipals varied widely by state. In New Jersey, new bond issuance declined by about 10% compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers.

      All in all, municipal bonds had a strong half-year compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.

      Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.

      The Vanguard New Jersey Tax-Exempt Funds' low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

THE TAX-EXEMPT MONEY MARKET FUND

The economy's strength and the resulting threat of inflation were foremost on investors' minds throughout the first half of the fiscal year. Consequently, the yield on 1-year U.S. Treasury bills increased 47 basis points to finish the half-year at 4.97%. Municipal securities with similar maturities experienced a 19-basis-point increase in yields, to 3.18% as of May 31, 1999. We believe the strength of the U.S. economy is tempered by continued economic uncertainty abroad, so our fund remains in a neutral position in terms of its average maturity. In addition to fundamental economic forces, cash flows had a significant impact on short-term municipal securities.

      During the second quarter of the period, the annual onset of redemptions by shareholders paying income tax liabilities contributed to the increase in yields on short-term tax-exempt securities. In all, holders of state-specific money market portfolios redeemed a net total of some $2.6 billion, or 4.4% of assets, during the tax season, according to IBC Financial Data. As mutual funds sold securities to meet these redemptions, the temporary oversupply of short-term securities, coupled with a general rise in short-term interest rates during late April and May, caused rates to rise significantly. Your management used this opportunity to position the fund to benefit from the recent economic trends, to further diversify its holdings, and to enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.

FUND PROFILE
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
------------------------------------------
Yield                                2.9%
Average Maturity                  57 days
Average Quality                     MIG-1
Expense Ratio                      0.20%*

*Annualized.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------
MIG-1/SP-1+                           78.1%
A-1/P-1                               20.8
AAA/AA                                 0.7
A                                      0.4
----------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
--------------------------------------------------
               NEW JERSEY INSURED           LEHMAN
                        LONG-TERM           INDEX*
--------------------------------------------------
Number of Issues              217           49,905
Yield                        4.5%               --
Yield to Maturity            4.7%               --
Average Coupon               5.2%             5.5%
Average Maturity       10.9 years       13.2 years
Average Quality               AAA              AA+
Average Duration        7.4 years        7.2 years
Expense Ratio             0.21%**               --
Cash Reserves                0.0%               --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]



VOLATILITY MEASURES
--------------------------------------------------
                NEW JERSEY INSURED         LEHMAN
                         LONG-TERM         INDEX*
--------------------------------------------------
R-Squared                     0.97           1.00
Beta                          1.02           1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
AAA                                         95.3%
AA                                           4.7
A                                            0.0
BBB                                          0.0
BB                                           0.0
B                                            0.0
--------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
UNDER 1 YEAR                                 3.6%
1-5 Years                                   16.1
5-10 Years                                  31.2
10-20 Years                                 34.1
20-30 Years                                 13.8
Over 30 Years                                1.2
--------------------------------------------------
Total                                      100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note that income returns can fluctuate widely, as can the share price of the New Jersey Insured Long-Term Tax-Exempt Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1999
-----------------------------------------------------------------------------
                         NEW JERSEY TAX-EXEMPT                     AVERAGE
                           MONEY MARKET FUND                       FUND*
FISCAL       CAPITAL            INCOME             TOTAL           TOTAL
YEAR         RETURN             RETURN            RETURN           RETURN
-----------------------------------------------------------------------------
1988         0.0%               4.2%              4.2%              4.3%
1989         0.0                6.3               6.3               6.4
1990         0.0                5.8               5.8               5.8
1991         0.0                4.5               4.5               4.5
1992         0.0                3.0               3.0               2.8
1993         0.0                2.3               2.3               2.0
1994         0.0                2.5               2.5               2.2
1995         0.0                3.6               3.6               3.3
1996         0.0                3.2               3.2               2.9
1997         0.0                3.3               3.3               3.0
1998         0.0                3.2               3.2               2.8
1999**       0.0                1.4               1.4               1.2
-----------------------------------------------------------------------------

 *Average New Jersey Tax-Exempt Money Market Fund.
**Six months ended May 31, 1999.
See Financial Highlights table on page 23 for dividend information for the past five years.

SEC 7-Day Annualized Yield (5/31/1999): 2.90%

NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1999
-----------------------------------------------------------------------------
                        NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                   LEHMAN*
FISCAL      CAPITAL           INCOME              TOTAL             TOTAL
YEAR        RETURN            RETURN             RETURN            RETURN
-----------------------------------------------------------------------------
1988         0.1%               5.9%               6.0%              5.3%
1989         4.4                7.4               11.8              11.0
1990         0.7                7.0                7.7               7.7
1991         2.3                6.7                9.0              10.3
1992         4.1                6.4               10.5              10.0
1993         6.6                5.9               12.5              11.1
1994       -11.2                5.1               -6.1              -5.2
1995        13.3                6.4               19.7              18.9
1996        -0.7                5.4                4.7               5.9
1997         1.0                5.4                6.4               7.2
1998         2.3                5.3                7.6               7.8
1999**      -1.4                2.5                1.1               0.8
-----------------------------------------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 1999.

See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------------
                                                                                   10 YEARS
                                        INCEPTION                        --------------------------
                                          DATE      1 YEAR    5 YEARS     CAPITAL   INCOME   TOTAL
---------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund                    2/3/1988      3.02%      3.20%      0.00%    3.66%    3.66%
New Jersey Insured Long-Term
  Tax-Exempt Fund                      2/3/1988      6.47       7.22       2.03     6.02     8.05
---------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
-------------------------------------------------------------------------------------------------------------------------
Bernards Township NJ BAN                                              3.50%    5/19/2000            $  5,651     $  5,665
Bernardsville NJ BAN                                                  3.35%    7/14/1999               7,494        7,497
Bloomfield Township NJ BAN                                            3.24%    9/30/1999               8,500        8,501
Bridgewater NJ BAN                                                    3.50%     9/3/1999               4,820        4,825
Burlington County NJ BAN                                              3.25%     2/9/2000               4,000        4,009
Burlington County NJ BAN                                              3.25%    3/10/2000               4,728        4,737
Cape May County NJ BAN                                                3.50%    3/24/2000               4,900        4,912
Chatham Township NJ BAN                                               3.25%    2/17/2000              10,948       10,976
Cherry Hill Township NJ BAN                                           3.75%   10/13/1999              44,522       44,647
Clifton NJ TAN                                                        3.40%    2/11/2000               4,100        4,110
East Brunswick Township NJ BAN                                        3.50%     1/6/2000              11,932       11,974
East Windsor Township NJ BAN                                          3.25%    7/15/1999               4,731        4,732
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO              2.95%     6/2/1999 LOC          27,150       27,150
Essex Fells NJ BAN                                                    3.25%    9/10/1999               4,690        4,693
Glen Ridge NJ TAN                                                    3.625%    2/24/2000               5,000        5,015
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp. Project)      3.00%     6/2/1999              20,200       20,200
Linden City NJ BAN                                                    3.75%    6/16/1999               3,000        3,000
Mercer County NJ BAN                                                  3.25%   12/22/1999              25,000       25,044
Middlesex County NJ Improvement Auth. Lease Rev.
   (Raritan Center Overpass Project)                                  4.75%     8/1/1999               3,600        3,611
Monmouth County NJ VRDO
   (Improvement Auth. Pooled Govt. Loan Program)                      3.10%     6/2/1999 LOC          48,300       48,300
Montgomery Township NJ BAN                                            3.25%     2/9/2000               4,655        4,666
Morris County NJ BAN                                                  3.60%    9/29/1999              36,342       36,389
Morris County NJ BAN                                                  6.00%    7/15/1999               2,193        2,199
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                3.10%    7/12/1999 LOC          11,000       11,000
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                3.10%    7/14/1999 LOC           7,800        7,800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                3.10%     8/9/1999 LOC        $  5,000     $  5,000
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                3.10%    8/11/1999 LOC           7,900        7,900
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                3.15%    8/10/1999 LOC           8,200        8,200
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)              3.05%    7/15/1999 LOC           8,100        8,100
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)              3.15%     6/7/1999 LOC          24,700       24,700
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)              3.15%     8/9/1999 LOC          16,900       16,900
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           2.95%     6/2/1999 (2) LOC       6,345        6,345
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.00%     6/2/1999 (2) LOC       7,500        7,500
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.20%     6/2/1999 (2) LOC       4,310        4,310
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.25%     6/2/1999 (2) LOC      11,900       11,900
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)                  3.05%     6/2/1999              12,600       12,600
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.00%     6/2/1999 (1) LOC      16,420       16,420
New Jersey Econ. Dev. Auth. VRDO (Lawrence School Project)            2.95%     6/3/1999 LOC          24,100       24,100
New Jersey Econ. Dev. Auth. VRDO (Natural Gas Fac.-NUI Corp.)         3.25%     6/2/1999 (2) LOC      26,900       26,900
New Jersey Econ. Dev. Auth. VRDO (United States Golf Association)     3.10%     6/3/1999 LOC           2,400        2,400
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
   (NJ American Water Co. Project)                                    3.32%     6/3/1999 (3) +         4,850        4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                  3.10%     6/2/1999 (2) LOC      19,500       19,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                  3.15%     6/2/1999 (2) LOC      13,600       13,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.35%     6/2/1999 (2) LOC       3,500        3,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.40%     6/2/1999 (2) LOC       9,500        9,500
New Jersey Educ. Fac. Auth. Rev. VRDO (College of New Jersey)         3.17%     6/3/1999 (2) LOC      12,000       12,000
New Jersey GO                                                         7.00%     4/1/2000               3,935        4,059
New Jersey Health Care Fac. Finance Auth. VRDO
   (Holy Name Hosp.)                                                  3.05%     6/3/1999 LOC           8,500        8,500
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Asset Pooled Program)                               3.00%     6/3/1999 LOC          53,100       53,100
New Jersey Sports & Exposition Auth. Rev.                             6.10%     1/1/2000 (ETM)         5,540        5,637
New Jersey Sports & Exposition Auth. Rev. VRDO                        3.00%     6/3/1999 (1) LOC      47,120       47,120
New Jersey TRAN CP                                                    2.95%    6/14/1999              12,000       12,000
New Jersey TRAN CP                                                    3.05%     6/7/1999              13,600       13,600
New Jersey TRAN CP                                                    3.25%    6/10/1999              18,000       18,000
New Jersey Transp. Trust Fund Auth.                                   4.25%    6/15/2000              19,450       19,666
New Jersey Transp. Trust Fund Auth.                                   4.40%    6/15/1999 (ETM)         6,000        6,003
New Jersey Transp. Trust Fund Auth. TOB VRDO                          3.27%     6/3/1999 +            14,495       14,495
New Jersey Transp. Trust Fund Auth. TOB VRDO                          3.30%     6/3/1999 +             8,495        8,495
New Jersey Turnpike Auth. Rev. VRDO                                   3.05%     6/2/1999 (3) LOC     138,350      138,350
Ocean County NJ GO                                                    4.50%     6/1/1999               2,000        2,000
Paramus Borough NJ BAN                                                3.61%    8/13/1999               9,943        9,943
Port Auth. of New York & New Jersey CP                                3.10%    6/21/1999               7,205        7,205
Port Auth. of New York & New Jersey CP                                3.35%    6/10/1999              13,790       13,790
Port Auth. of New York & New Jersey CP                                3.40%     6/7/1999               3,985        3,985
Port Auth. of New York & New Jersey CP                                3.40%    6/10/1999               9,600        9,600
Port Auth. of New York & New Jersey Rev.                              3.60%     8/1/1999               6,000        6,000
Port Auth. of New York & New Jersey Rev.                              4.00%    10/1/1999               5,000        5,018
Princeton Township NJ BAN                                             3.75%    8/13/1999               7,000        7,003
Princeton Township NJ BAN                                             3.90%     9/2/1999               2,200        2,205
Princeton Univ. NJ CP                                                 3.05%    8/24/1999              10,200       10,200
Princeton Univ. NJ CP                                                 3.15%    6/23/1999               3,000        3,000
Princeton Univ. NJ CP                                                 3.20%    7/21/1999              12,000       12,000
Randolph Township NJ BAN                                              3.75%     9/3/1999               3,413        3,415

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Rockaway Township NJ BAN                                              3.90%    7/28/1999           $   5,030    $   5,033
Saddle Brook Township NJ BAN                                          3.25%     2/9/2000               2,782        2,786
Salem County NJ PCR Finance Auth. CP (PECO Project)                   3.10%    7/12/1999 LOC           3,400        3,400
Salem County NJ PCR Finance Auth. CP (PECO Project)                   3.10%     8/6/1999 LOC           6,600        6,600
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 3.00%     6/2/1999 (1) LOC       9,900        9,900
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 3.10%     6/2/1999 (1) LOC       1,000        1,000
Salem County NJ PCR VRDO (Public Service Electric & Gas)              3.20%     6/2/1999 (1) LOC       2,000        2,000
Scotch Plains Township NJ BAN                                         4.25%    6/10/1999               4,400        4,401
Somerset County NJ Finance Auth. PCR VRDO
   (American Cyanamid Co. Project)                                    2.90%     6/2/1999              12,500       12,500
South New Jersey Transp. Auth. BAN                                    2.95%    11/3/1999              25,000       25,000
Tewksbury Township NJ BAN                                             3.65%    8/11/1999               8,340        8,351
Union County NJ BAN                                                   3.25%    6/30/1999              19,417       19,421
Union County NJ PCR VRDO (Exxon Project)                              2.75%     6/2/1999              23,600       23,600
Union County NJ PCR VRDO (Exxon Project)                              3.25%     6/2/1999               6,000        6,000
West Orange Township NJ BAN                                           3.75%    6/23/1999               4,397        4,397
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth. TOB VRDO                             3.12%     6/3/1999 (4) +         7,175        7,175
Puerto Rico Govt. Dev. Bank VRDO                                      3.00%     6/2/1999 (1) LOC      33,855       33,855
Puerto Rico Highway & Transp. Auth. TOB VRDO                          3.12%     6/3/1999 (1) +        13,045       13,045
Puerto Rico Highway & Transp. Auth. VRDO                              3.00%     6/2/1999 LOC           4,575        4,575
Puerto Rico Industrial Medical & Environmental
   Fac. Fin. Auth. PCR PUT (Abbott Laboratories Project)              2.90%     3/1/2000 +             8,750        8,750
Puerto Rico Infrastructure Finance Auth. TOB VRDO                     3.12%     6/3/1999 (2) +         6,240        6,240
Puerto Rico TRAN                                                      3.50%    7/30/1999              10,000       10,010
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,224,305)                                                                                            1,224,305
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               14,010
Liabilities                                                                                                        (7,799)
                                                                                                                ---------
                                                                                                                    6,211
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,230,514,188 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,230,516
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

* See Note A in Notes to Financial Statements.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, the aggregate value of these securities was $63,050,000, representing 5.1% of net assets.

For key to abbreviations and other references, see page 20.

------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
                                                                                                      (000)        SHARE
------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,230,530        $1.00
Undistributed Net Investment Income                                                                      --           --
Accumulated Net Realized Losses                                                                         (14)          --
Unrealized Appreciation                                                                                  --           --
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $1,230,516        $1.00
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.7%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (86.3%)
Atlantic City NJ Board of Educ. GO                                    6.00%    12/1/2012 (4)       $   4,600    $   5,139
Atlantic City NJ Board of Educ. GO                                    6.10%    12/1/2015 (4)           2,000        2,262
Atlantic County NJ COP                                                6.00%     3/1/2014 (3)           3,685        4,119
Atlantic County NJ COP                                                6.00%     3/1/2015 (3)           1,480        1,652
Atlantic County NJ COP                                                7.40%     3/1/2010 (3)           1,755        2,147
Atlantic County NJ COP                                                7.40%     3/1/2011 (3)           4,025        4,959
Atlantic County NJ Util. Auth. Sewer Rev.                             5.85%    1/15/2015 (2)           3,000        3,178
Bayshore NJ Regional Sewer Auth. Rev.                                 5.40%     5/1/2012 (1)             500          516
Bergen County NJ Util. Auth. Water PCR                                5.50%    6/15/2002 (3)(Prere.)  15,750       16,495
Brick Township NJ Muni. Util. Auth. Rev.                              5.00%    12/1/2016 (3)          11,150       11,086
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2004 (3)           8,345        6,648
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2005 (3)          18,545       14,054
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2006 (3)          18,545       13,350
Cape May County NJ Muni. Util. Auth. Rev.                             5.75%     1/1/2016 (1)          14,975       15,613
Cape May County NJ PCR (Atlantic City Electric)                       6.80%     3/1/2021 (1)          15,400       18,885
Cherry Hill Township NJ School Dist.                                  4.70%    2/15/2012 (4)           2,320        2,304
Cherry Hill Township NJ School Dist.                                  4.70%    2/15/2013 (4)           2,325        2,301
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.40%     1/1/2013 (3)           9,000        9,330
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.50%     1/1/2026 (3)          35,600       36,829
Elizabeth City NJ GO                                                  6.60%     8/1/2001 (1)(Prere.)   8,750        9,437
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2008 (2)           2,560        2,700
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2013 (2)           7,500        7,850
Essex County NJ Util. Auth. Solid Waste Rev.                          0.00%     4/1/2010 (4)           2,000        1,173
Essex County NJ Util. Auth. Solid Waste Rev.                         4.875%     4/1/2018 (4)           4,000        3,882
Essex County NJ Util. Auth. Solid Waste Rev.                          5.00%     4/1/2022 (4)           4,000        3,925
Essex County NJ Util. Auth. Solid Waste Rev.                          5.60%     4/1/2016 (4)           2,200        2,406
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2010 (1)           1,700        1,761
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2015 (1)             450          466
Gloucester County NJ Util. Auth. Sewer Rev.                           5.40%     1/1/2016 (1)           3,410        3,489
Gloucester Township NJ GO                                             5.75%    7/15/2010 (2)           2,880        3,147
Gloucester Township NJ Muni. Util. Auth. Rev.                         5.65%     3/1/2018 (2)           2,755        2,964
Hamilton Township NJ Muni. Util. Auth. Rev.                           6.00%    8/15/2002 (3)(Prere.)   1,000        1,082
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2003 (1)           3,800        3,205
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2004 (1)           3,750        3,018
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2005 (1)           3,805        2,917
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2006 (1)           2,000        1,458
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      6.25%     8/1/2013 (1) +         9,590       10,997
Hudson County NJ Correctional Fac. COP                                6.50%    12/1/2011 (1)           9,000        9,685
Hudson County NJ GO                                                   6.55%     7/1/2007 (3)           1,300        1,484
Hudson County NJ GO                                                   6.55%     7/1/2009 (3)             635          736
Hudson County NJ Improvement Auth. Lease Rev.                         6.00%    12/1/2002 (3)(Prere.)   6,525        7,098
Irvington Township NJ GO                                              0.00%     8/1/2007 (1)           1,000          692
Irvington Township NJ GO                                              0.00%     8/1/2009 (1)           2,580        1,603
Irvington Township NJ GO                                              0.00%     8/1/2010 (1)           2,080        1,218
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2011 (3)           2,625        2,664
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2019 (3)           3,000        2,985
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2021 (3)           3,500        3,471
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2022 (3)           4,000        3,961
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2023 (3)           4,000        3,955
Middlesex County NJ COP
   (Civil Square II Redevelopment Associates)                        5.125%    6/15/2016 (1)           3,805        3,824
Middlesex County NJ Import Auth. Util. Systems Rev.
   (Perth Amboy Project)                                              0.00%     9/1/2015 (2)           2,000          872
Middlesex County NJ Import Auth. Util. Systems Rev.
   (Perth Amboy Project)                                              0.00%     9/1/2016 (2)           3,000        1,233
Middlesex County NJ Import Auth. Util. Systems Rev.
   (Perth Amboy Project)                                              0.00%     9/1/2018 (2)           4,550        1,671
Middlesex County NJ Util. Auth. Sewer Rev.                           5.125%    12/1/2016 (3)           4,550        4,581
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    3/15/2010 (2)           2,740        2,846

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    9/15/2010 (2)        $  1,790     $  1,859
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    12/1/2010 (3)           3,145        3,295
Middlesex County NJ Util. Auth. Sewer Rev.                           5.375%    9/15/2015 (2)           3,775        3,875
Middlesex County NJ Util. Auth. Sewer Rev.                            6.50%    3/15/2001 (3)(Prere.)   6,300        6,724
Monmouth County NJ Improvement Auth. Rev. Governmental Loan           5.40%    12/1/2012 (1)           2,505        2,614
Monmouth County NJ Improvement Auth. Rev.
   (Howell Township Board of Ed.)                                     5.80%    7/15/2017 (2)           1,180        1,259
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.          6.00%     7/1/2015 (1)           4,250        4,542
New Brunswick NJ Housing & Urban Dev. Rev.                            5.75%     7/1/2002 (1)(Prere.)  13,200       14,147
New Brunswick NJ Housing & Urban Dev. Rev.                            5.75%     7/1/2024 (1)             440          456
New Brunswick NJ Housing & Urban Dev. Rev.                            6.00%     7/1/2002 (1)(Prere.)   5,805        6,263
New Brunswick NJ Housing & Urban Dev. Rev.                            6.00%     7/1/2012 (1)             195          208
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.50%   11/15/2012 (1)           4,375        4,568
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                            5.625%   11/15/2014 (1)           4,870        5,120
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.75%   11/15/2016 (1)           5,440        5,757
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.75%   11/15/2018 (1)           6,080        6,416
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.00%     6/2/1999 (2)           4,000        4,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.20%     6/2/1999 (2)           5,900        5,900
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.25%     6/2/1999 (2)           2,000        2,000
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)           0.00%     1/1/2012 (2)           2,500        1,339
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)           0.00%     1/1/2013 (2)           3,000        1,519
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2007 (1)           1,000        1,085
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2009 (1)           7,250        7,863
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                 5.875%     7/1/2011 (1)          23,175       25,156
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2008 (1)           2,305        1,515
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2011 (1)           4,650        2,574
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2012 (1)           4,550        2,377
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2013 (1)           4,500        2,222
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2014 (1)           4,210        1,963
New Jersey Econ. Dev. Auth. Rev. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.00%     6/2/1999 (1)           1,900        1,900
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.45%     6/2/1999 (2)           3,500        3,500
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                         5.00%     7/1/2017 (1)           2,500        2,485
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                         5.25%     7/1/2013 (1)           2,500        2,571
New Jersey Educ. Fac. Auth. Rev. (Kean College)                       6.60%     7/1/2001 (1)(Prere.)   3,700        3,982
New Jersey Educ. Fac. Auth. Rev. (NJ Institute of Technology)         6.00%     7/1/2024 (1)           1,500        1,601
New Jersey Educ. Fac. Auth. Rev. (Rider College)                      6.20%     7/1/2017 (2)           4,000        4,313
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.25%     7/1/2010 (2) ++        2,500        2,618
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.25%     7/1/2012 (2) ++        1,275        1,326
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.60%     7/1/2016 (1)           1,765        1,846
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                  5.625%     7/1/2019 (1)           3,625        3,793
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)              6.00%     7/1/2012 (2)           3,005        3,216
New Jersey Health Care Fac. Auth. Rev.
   (Burdette Tomlin Memorial Hosp.)                                   6.50%     7/1/2012 (3)           1,500        1,600
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      5.00%     7/1/2010 (4)           4,695        4,758
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      5.25%     7/1/2009 (4)           5,500        5,736
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      5.25%     7/1/2012 (4)           1,500        1,533

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
                                                                     COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
    Kensington Manor Care Center)                                     7.00%     7/1/2020 (1)           $  2,850      $ 3,001
New Jersey Health Care Fac. Auth. Rev.
   (Hackensack Univ. Medical Center)                                  5.00%     1/1/2028 (1)             21,860       21,307
New Jersey Health Care Fac. Auth. Rev.
   (Hackensack Univ. Medical Center)                                 5.375%     1/1/2013 (1)              2,355        2,423
New Jersey Health Care Fac. Auth. Rev.
   (Hackensack Univ. Medical Center)                                 5.375%     1/1/2014 (1)              2,965        3,046
New Jersey Health Care Fac. Auth. Rev. (Holy Name Hosp.)              5.25%     7/1/2020 (2)              4,100        4,119
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.20%     7/1/2013 (2)              3,130        3,420
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.20%     7/1/2014 (2)              3,075        3,367
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.25%     7/1/2016 (2)              2,000        2,187
New Jersey Health Care Fac. Auth. Rev. (Memorial Health Alliance)     6.25%     7/1/2000 (3)(Prere.)      8,000        8,246
New Jersey Health Care Fac. Auth. Rev. (Mercer Medical Center)        6.50%     7/1/2010 (1)              6,000        6,398
New Jersey Health Care Fac. Auth. Rev. (Mountainside Hosp.)           5.35%     7/1/2007 (1)              3,215        3,366
New Jersey Health Care Fac. Auth. Rev.
   (Muhlenburg Medical Center)                                        8.00%     7/1/2018 (2)                750          768
New Jersey Health Care Fac. Auth. Rev.
   (Newark Beth Israel Medical Center)                                6.00%     7/1/2004 (4)              8,500        9,377
New Jersey Health Care Fac. Auth. Rev. (Riverside Medical Center)     6.25%     7/1/2010 (2)              2,935        3,314
New Jersey Health Care Fac. Auth. Rev.
   (Society of the Valley Hosp.)                                     6.625%     7/1/2010 (1)              2,750        2,812
New Jersey Health Care Fac. Auth. Rev.
   (St. Barnabas Health Care)                                         0.00%     7/1/2021 (1)              3,000          944
New Jersey Health Care Fac. Auth. Rev.
   (St. Barnabas Health Care)                                         4.75%     7/1/2028 (1)             14,000       12,981
New Jersey Health Care Fac. Auth. Rev.
   (St. Barnabas Health Care)                                         5.00%     7/1/2024 (1)              8,000        7,832
New Jersey Health Care Fac. Auth. Rev.
   (St. Barnabas Health Care)                                         5.25%     7/1/2016 (1)              5,550        5,590
New Jersey Health Care Fac. Auth. Rev.
   (St. Clare's Riverside Medical Center)                             5.75%     7/1/2014 (1)              8,500        9,033
New Jersey Health Care Fac. Auth. Rev. (Virtua Health)                5.25%     7/1/2014 (4)             20,000       20,259
New Jersey Health Care Fac. Auth. Rev.
   (West Jersey Health System)                                        6.00%     7/1/2002 (1)(Prere.)      5,175        5,583
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            4.95%     6/1/2010 (2)              6,325        6,356
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.05%     6/1/2011 (2)              5,100        5,130
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.05%     6/1/2012 (1)              1,500        1,501
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.10%     6/1/2013 (1)              2,255        2,257
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.           5.125%     6/1/2014 (1)              1,300        1,301
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.15%     6/1/2012 (2)              5,250        5,300
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.20%     6/1/2013 (2)              8,240        8,336
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.25%     6/1/2018 (1)                705          707
New Jersey Sports & Exposition Auth. Rev.                             5.50%     3/1/2017 (1)              5,755        6,077
New Jersey Transp. Trust Fund Auth. Rev.                              5.50%    6/15/2013 (1)              3,000        3,133
New Jersey Transp. Trust Fund Auth. Rev.                              6.00%    6/15/2011 (1)             31,280       34,386
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2013 (1)             20,000       23,234
New Jersey Turnpike Auth. Rev. VRDO                                   3.05%     6/2/1999 (3) LOC          3,800        3,800
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2010 (1)              2,230        2,327
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2011 (1)              2,345        2,427
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2013 (1)              2,600        2,676
Newark NJ GO                                                          5.50%    10/1/2008 (2)              1,660        1,780
North Bergen Township NJ GO                                           8.00%    8/15/2006 (4)              1,885        2,300
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2008 (3)              1,915        2,051

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2009 (3)         $    2,030   $    2,162
North Brunswick Township NJ GO                                        5.50%    5/15/2013 (3)              1,390        1,459
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2008 (3)              2,000        2,089
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2022 (3)             23,950       23,900
North Hudson NJ Sewer Auth. Rev.                                      5.25%     8/1/2016 (3)             14,360       14,557
North Jersey Water Dist. Rev. (Wanaque South Project)                 6.00%     7/1/2012 (1)             10,125       10,942
Ocean County NJ Util. Auth. Waste Water Rev.                          5.00%     1/1/2014 (3)              2,000        2,000
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)              4,000        4,200
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)(ETM)         2,500        2,927
Ocean Township NJ Muni. Util. Auth. Rev.                              6.00%     8/1/2017 (1)              3,975        4,420
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.25%    11/1/2016 (3)              1,400        1,520
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.40%    11/1/2009 (3)              3,000        3,281
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2008 (2)              4,450        4,772
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2013 (2)              4,000        4,260
Plainfield NJ GO                                                      6.25%    7/15/2007 (2)              6,930        7,496
Port Auth. of New York & New Jersey Rev.                             5.125%   11/15/2012 (3)              2,500        2,527
Port Auth. of New York & New Jersey Rev.                             5.125%   11/15/2013 (3)              5,735        5,777
Port Auth. of New York & New Jersey Rev.                             5.125%   11/15/2014 (3)              6,025        6,048
Rutgers State Univ. NJ                                                5.00%     5/1/2023 (3)              3,260        3,197
Rutgers State Univ. NJ                                               5.125%     5/1/2020 (3)              3,835        3,832
Salem County NJ PCR VRDO (Public Service Electric & Gas)              3.20%     6/2/1999 (1)              4,500        4,500
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2020 (3)              3,535        3,575
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2022 (3)              4,630        4,682
South Brunswick Township NJ Board of Educ. GO                         5.50%     8/1/2024 (3)              2,500        2,586
South Brunswick Township NJ Board of Educ. GO                         6.40%     8/1/2005 (3)(Prere.)      4,520        5,066
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.00%    11/1/2029 (2)             13,850       13,470
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.25%    11/1/2012 (2)              2,000        2,072
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.25%    11/1/2013 (2)              4,000        4,122
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.25%    11/1/2014 (2)              4,375        4,487
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.90%    11/1/2006 (1)              3,435        3,702
South Jersey Transp. Auth. NJ Transp. System Rev.                     5.90%    11/1/2007 (1)              2,545        2,743
South Jersey Transp. Auth. NJ Transp. System Rev.                     6.00%    11/1/2012 (1)              5,250        5,645
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                      5.50%     6/1/2011 (3)              3,100        3,314
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                   5.75%    12/1/2009 (1)             19,820       21,189
Sussex County NJ Muni. Util. Auth. Waste Water Rev.                   5.25%    12/1/2008 (1)              1,150        1,198
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    5.80%     8/1/2020 (3)              4,000        4,426
Union County NJ Util. Auth. Ogden Martin Rev.                         5.25%     6/1/2006 (2)              5,375        5,622
Union County NJ Util. Auth. Ogden Martin Rev.                        5.375%     6/1/2011 (2)              8,375        8,646
Union County NJ Util. Auth. Ogden Martin Rev.                        5.375%     6/1/2012 (2)              8,995        9,255
Union County NJ Util. Auth. Ogden Martin Rev.                        5.375%     6/1/2013 (2)              9,445        9,694
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.125%    11/1/2011 (2)              3,400        3,501
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2017 (1)              3,200        3,247
Puerto Rico GO                                                        5.00%     7/1/2018 (1)             11,500       11,388
Puerto Rico GO                                                        5.00%     7/1/2024 (1)              5,660        5,525
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.             5.00%     7/1/2021 (2)              8,000        7,822
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.             5.00%     7/1/2028 (2)             14,600       14,185
Puerto Rico Public Building Auth. Rev.                                0.00%     7/1/2002 (3)              4,000        3,548
Puerto Rico Public Building Auth. Rev.                                5.00%     7/1/2027 (2)             25,810       25,088
                                                                                                                 -----------
                                                                                                                   1,024,833
                                                                                                                 -----------
SECONDARY MARKET INSURED (7.8%)
Atlantic County NJ Util. Auth. Sewer Rev.                            6.875%     1/1/2012 (2)(ETM)         3,000        3,434
New Jersey Building Auth. Rev.                                        5.00%    6/15/2012 (4)             10,000       10,126
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.00%     1/1/2016 (2)              5,000        5,211
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.20%     1/1/2010 (2)             20,000       22,409
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013 (1)             10,000       11,579
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2016 (1)             23,270       27,247
Port Auth. of New York & New Jersey Rev.                             5.375%    7/15/2022 (3)              5,000        5,096
Port Auth. of New York & New Jersey Rev.                             6.875%     1/1/2025 (2)              3,200        3,296
Univ. of Medicine & Dentistry NJ Rev.                                 6.50%    12/1/2012 (1)              4,000        4,679
                                                                                                                 -----------
                                                                                                                      93,077
                                                                                                                 -----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
NONINSURED (6.6%)
Burlington County NJ Bridge Comm. Rev.                                5.30%    10/1/2013            $  9,500     $  9,857
Cherry Hill Township NJ GO                                            6.30%     6/1/2012               3,745        4,038
Mercer County NJ Improvement Auth. Library System Rev.                6.00%    12/1/2003 (Prere.)      1,000        1,100
Mercer County NJ Improvement Auth. Solid Waste Rev.                  5.375%    9/15/2012              11,120       11,551
Mercer County NJ Improvement Auth. Special Services
   School Dist. Rev.                                                  5.75%   12/15/2008               1,165        1,278
Mercer County NJ Improvement Auth. Special Services
   School Dist. Rev.                                                  5.95%   12/15/2012               4,895        5,446
Monmouth County NJ Improvement Auth. (Correctional Fac.)              6.40%     8/1/2001 (Prere.)      1,850        1,988
Monmouth County NJ Improvement Auth.
   Pooled Govt. Loan Program VRDO                                     3.10%     6/2/1999 LOC           1,700        1,700
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)              3.15%    6/10/1999 LOC           3,800        3,800
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.00%     6/2/1999 (2)           1,500        1,500
New Jersey Econ. Dev. Auth. Rev. VRDO (Hoffman-La Roche Project)      3.30%     6/2/1999 LOC           4,700        4,700
New Jersey Econ. Dev. Auth. Rev. VRDO (Russell Berrie)                3.10%     6/2/1999 LOC           3,000        3,000
New Jersey Environmental Infrastructure Trust Waste Water Rev.        5.00%     9/1/2009               1,955        2,023
New Jersey GO                                                         5.00%     3/1/2011               7,875        8,014
New Jersey TRAN CP                                                    3.05%     6/9/1999               6,400        6,399
Ocean County NJ Util. Auth. Waste Water Rev.                          6.30%     1/1/2013               2,215        2,461
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2014               2,360        2,628
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2015               2,515        2,800
Rutgers State Univ. NJ GO                                             6.40%     5/1/2013               3,000        3,435
                                                                                                              -----------
                                                                                                                   77,718
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,134,579)                                                                                            1,195,628
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               32,383
Payables for Investment Securities Purchased                                                                     (37,560)
Other Liabilities                                                                                                 (3,514)
                                                                                                              -----------
                                                                                                                  (8,691)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 100,953,382 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,186,937
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.76
=========================================================================================================================


 * See Note A in Notes to Financial Statements.

 + Securities with a value of $2,408,000 have been segregated as initial margin for open futures contracts.

++ Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 1999.

For key to abbreviations and other references, see page 20.

-------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,124,863       $11.14
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains--Note E                                                                  676          .01
 Unrealized Appreciation--Notes E and F
   Investment Securities                                                                              61,049          .61
   Futures Contracts                                                                                     349           --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,186,937       $11.76
=========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                                              NEW JERSEY
                                                                                            NEW JERSEY           INSURED
                                                                                            TAX-EXEMPT         LONG-TERM
                                                                                          MONEY MARKET        TAX-EXEMPT
                                                                                                  FUND              FUND
                                                                                         -------------------------------
                                                                                          SIX MONTHS ENDED MAY 31, 1999
                                                                                         -------------------------------
                                                                                                 (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                   $17,702           $29,695
                                                                                         -------------------------------
        Total Income                                                                            17,702            29,695
                                                                                         -------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                72                68
        Management and Administrative                                                              967               991
        Marketing and Distribution                                                                 160               108
    Custodian Fees                                                                                   8                 6
    Auditing Fees                                                                                    4                 4
    Shareholders' Reports                                                                            8                 8
    Trustees' Fees and Expenses                                                                      1                 1
                                                                                         -------------------------------
        Total Expenses                                                                           1,220             1,186
        Expenses Paid Indirectly--Note C                                                            (8)              (33)
                                                                                         -------------------------------
        Net Expenses                                                                             1,212             1,153
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           16,490            28,542
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                      16             1,031
    Futures Contracts                                                                               --             2,678
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                   16             3,709
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                           --           (22,642)
    Futures Contracts                                                                               --             1,250
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    --           (21,392)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $16,506           $10,859
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                               NEW JERSEY                            NEW JERSEY
                                                               TAX-EXEMPT                         INSURED LONG-TERM
                                                            MONEY MARKET FUND                      TAX-EXEMPT FUND
                                                    -------------------------------      --------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1999      NOV. 30, 1998       MAY 31, 1999     NOV. 30, 1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   16,490         $   34,309         $   28,542        $   51,650
    Realized Net Gain                                         16                 --              3,709             4,004
    Change in Unrealized Appreciation (Depreciation)          --                 --            (21,392)           19,589
                                                    ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     16,506             34,309             10,859            75,243
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (16,490)           (34,309)           (28,542)          (51,650)
    Realized Capital Gain                                     --                 --             (4,852)             (888)
                                                    ---------------------------------------------------------------------
        Total Distributions                              (16,490)           (34,309)           (33,394)          (52,538)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               622,748          1,071,133            177,593           267,869
    Issued in Lieu of Cash Distributions                  15,722             32,698             25,736            39,729
    Redeemed                                            (587,241)          (940,847)          (105,723)         (158,702)
                                                    ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions      51,229            162,984             97,606           148,896
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        51,245            162,984             75,071           171,601
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                1,179,271          1,016,287          1,111,866           940,265
                                                    ---------------------------------------------------------------------
    End of Period                                     $1,230,516         $1,179,271         $1,186,937        $1,111,866
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               622,748          1,071,133             14,889            22,569
    Issued in Lieu of Cash Distributions                  15,722             32,698              2,161             3,344
    Redeemed                                            (587,241)          (940,847)            (8,870)          (13,384)
                                                    ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                51,229            162,984              8,180            12,529
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------
                                                                         NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .014         .031         .033         .032         .035         .025
    Net Realized and Unrealized Gain (Loss)
         on Investments                              --          --            --           --           --           --
                                                 -----------------------------------------------------------------------
        Total from Investment Operations           .014         .031         .033         .032         .035         .025
                                                 -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.014)       (.031)       (.033)       (.032)       (.035)       (.025)
    Distributions from Realized Capital Gains        --          --            --           --           --           --
                                                 -----------------------------------------------------------------------
        Total Distributions                       (.014)       (.031)       (.033)       (.032)       (.035)       (.025)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
========================================================================================================================

TOTAL RETURN                                      1.38%        3.18%        3.32%        3.22%        3.60%        2.49%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,231      $1,179        $1,016         $918         $859         $792
    Ratio of Total Expenses to
        Average Net Assets                       0.20%*       0.20%         0.20%        0.20%        0.21%        0.21%
    Ratio of Net Investment Income to
        Average Net Assets                       2.74%*       3.12%         3.27%        3.17%        3.53%        2.46%
========================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                        NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED    -------------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.98       $11.72       $11.64       $11.78      $10.40        $11.77
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .294         .599         .608         .616        .623          .622
    Net Realized and Unrealized Gain (Loss)
        on Investments                            (.168)        .271         .112        (.082)      1.380        (1.307)
                                               -------------------------------------------------------------------------
        Total from Investment Operations           .126         .870         .720         .534       2.003         (.685)
                                               -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.294)       (.599)       (.608)       (.616)      (.623)        (.622)
    Distributions from Realized Capital Gains     (.052)       (.011)       (.032)       (.058)         --         (.063)
                                               -------------------------------------------------------------------------
        Total Distributions                       (.346)       (.610)       (.640)       (.674)      (.623)        (.685)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.76       $11.98       $11.72       $11.64      $11.78        $10.40
========================================================================================================================

TOTAL RETURN                                      1.05%        7.59%        6.40%        4.75%      19.66%        -6.10%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,187      $1,112          $940         $849         $796         $645
    Ratio of Total Expenses to
        Average Net Assets                       0.21%*       0.20%         0.18%        0.20%        0.21%        0.21%
    Ratio of Net Investment Income to
        Average Net Assets                       4.95%*       5.04%         5.26%        5.35%        5.50%        5.53%
    Portfolio Turnover Rate                        14%*         14%           13%          11%           7%          13%
========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

   1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------
                                CAPITAL CONTRIBUTION   PERCENTAGE      PERCENTAGE OF
                                   TO VANGUARD          OF FUND         VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND            (000)           NET ASSETS      CAPITALIZATION
----------------------------------------------------------------------------------------------
Money Market                          $182               0.02%             0.3%
Insured Long-Term                      182               0.02              0.3
----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 1999, these arrangements reduced expenses by:

----------------------------------------------------------------------------------------------
                                      EXPENSE REDUCTION
                                            (000)                         TOTAL EXPENSE
                                 -----------------------------            REDUCTION AS A
                                 MANAGEMENT AND      CUSTODIAN             PERCENTAGE OF
NEW JERSEY TAX-EXEMPT FUND       ADMINISTRATIVE        FEES              AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Money Market                           --               $8                      --
Insured Long-Term                     $27                6                    0.01%*
----------------------------------------------------------------------------------------------

*Annualized.

D. During the six months ended May 31, 1999, the Insured Long-Term Tax-Exempt Fund purchased $128,540,000 of investment securities and sold $75,510,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,919,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 1999, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $57,130,000, consisting of unrealized gains of $60,226,000 on securities that had risen in value since their purchase and $3,096,000 on securities that had fallen in value since their purchase.

      At May 31, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------
                                                                            (000)
                                                                 -----------------------------
                                                                  AGGREGATE
NEW JERSEY TAX-EXEMPT FUND/          NUMBER OF                   SETTLEMENT      UNREALIZED
FUTURES CONTRACTS                  SHORT CONTRACTS                 VALUE        APPRECIATION
----------------------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                   125                        $14,738           $349
----------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

      Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

      On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

      If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

      Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
  Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
  Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Intermediate-Term
  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt
  Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt
  Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
Admiral Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Individual Investor Group.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."



                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.



                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania  19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




Q142-07/27/1999


(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.